A LEASE AGREEMENT (hereinafter " the Lease" ) dated April 4, 2011 between:

HILLIER PROPERTIES, L.L.C., whose office is 190 Witherspoon Street, Princeton, New Jersey 08540 (" Landlord" ),

     and

Dataram Corporation, whose address under this lease will be 777 Alexander Park, Princeton, New Jersey 08543 (" Tenant" ).

WITNESSETH, that the Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the " Leased Premises" being

     a. 9,228 square feet of rentable space (the usable space being less than 9,228 square feet) located on the first floor of the building known as 777 Alexander Park.

     b. 1,828 square feet of rentable space (the usable space being less than 1,828 square feet) located on the first floor of the building known as 777 Alexander Park.

     The Leased spaces are known as Unit Nos. 100 and 103 in Building 200 of the Alexander Park Buildings 100 and 200 Condominium and are more particularly shown on the sketch attached hereto as Exhibit A.

     The term of this Lease shall be sixty-two (62) months commencing on July 1, 2011 and ending on September 1, 2016. If the commencement date is extended, the Lease termination date will be on that date which is sixty-two
(62) months after the commencement date. The Leased Premises shall be used only as offices for conduct of Tenant's business and/or any other use permitted in the zone in which the property is located.

     This Lease includes the Tenant's non-exclusive right to use, without additional charge, the parking area together with other Alexander Park tenants.

     Normal hours of operation are 8:15 a.m. to 6:15 p.m. Monday through Friday, however, Tenant shall have access 24 hours a day, seven days a week.

     No machines or machinery of any kind shall be placed or operated so as to disturb other Tenants. The Tenant shall not and will not do or permit to be done or brought upon the premises anything which shall be deemed extra hazardous on account of fire risk or create any environmental violations.

1.     BASE MONTHLY RENT

1.1     Base Rent Per Month for 9,228 square foot area:

          First 2 Months          $0
          Month 3 to 26           $13,457.50
          Months 27 to 62         $14,226.50

        Base Rent Per Month for 1,828 square foot area:
          First 6 Months          $0
          Months 7 to 26          $2,665.83
          Months 27 to 62         $2,818.17

1.2 The base annual rent shall be payable monthly in advance on the first day of each month, commencing with the first month that the rent payments are not $0. Rent shall be payable at Landlord's address as above specified or such other place as the Landlord may in writing designate. The Tenant also agrees to pay as rent all items referred to herein as additional rent.

2.     EXTRAS AND PASS-THROUGH

2.1 The Tenant shall pay for the cost of electricity for the Leased Premises as an item of additional rent. The Tenant's electrical cost shall be 36% of each monthly electrical bill for the 777 Alexander Road building, except that if less than 95% of the rentable area of the building is occupied, then the monthly electric charges shall be adjusted on a commercially reasonable basis to reflect a 95% rentable area occupancy.

2.2 The Tenant agrees to pay as additional rent an amount equal to 36% of any increase in the " pass-through" expenses, with the base year for measuring the additional cost being 2011, except that if less than 95% of the rentable area of the building is occupied, then the monthly " pass through" charges shall be adjusted on a commercially reasonable basis to reflect a 95% rentable area occupancy. For this purpose, " pass-through" items will be limited to operating expenses, including but not limited to condominium fees; garbage removal costs; insurance paid by Landlord; repairs (except those repairs which are Landlord's responsibility as contained in Paragraph 8.3 of this Lease Agreement) and maintenance; recycling charges; sewer charges; property taxes; land lease charges; water fees; supplies; janitorial services for the common areas and for the Leased Premises; snow removal; landscaping costs; and property management fees. Pass-through expenses shall relate only to those expenses allocable to Building 200 of the Alexander Park Buildings 100 and 200 Condominium and shall not include any portion of pass-through expenses, such as landscaping, snow plowing, property management fees and Association fees to Alexander Park Master Association, Inc. allocated to Building 100 of said Condominium. Such sums shall be due and payable in monthly installments commencing January 1, 2012, in such estimated amounts as the Landlord shall determine until the actual sum is known. Landlord agrees to provide to Tenant by November 15 of each year a proposed budget for the pass-through expenses for the upcoming year to justify Landlord's estimated amount of the increase in the pass-through expenses. Underpayments for the year shall be due within 30 days of when billed. Overpayments for the year shall be applied to the estimated payments for the next year. The lateness of the Landlord in advising the Tenant of the amount of any of these pass-through expenses shall not relieve the Tenant from its obligation to pay the increased charges, and upon the Landlord's notice of the additional rent due for these items, the Tenant shall pay the amount due.

3.     BROKERAGE

     Landlord represents to Tenant that the listing broker is Mercer Oak Realty. Tenant represent that Commercial Property Network, Inc. is the only broker that offered the property to Tenant. Landlord will be responsible for all brokerage commissions due to Mercer Oak Realty and to Commercial Property Network, Inc.

4.     POSSESSION

     The Tenant shall be entitled to possession hereunder as of July 1, 2011 provided this lease is signed on or before April 15, 2011. Tenant shall be permitted access to the premises prior to the commencement date to install telecommunication systems, furniture or other equipment, provided that said installations do not interfere with Landlord's renovations to the premises. Landlord shall permit such access after receiving two (2) days written notice from Tenant.

5.     INSURANCE

5.1 Tenant shall obtain and keep in full force and effect during the Term at its own cost and expense and in the following amounts or such greater amounts as Landlord or any mortgagee of Landlord may reasonably request: (i) public Liability Insurance, such insurance to afford protection in an amount not less than $2,000,000, for personal injury or death, and $1,000,000 for damage to property, protecting Landlord and Tenant as insureds against any and all claims for personal injury, death, or property damage occurring in, upon, adjacent to or connected with the Leased Premises or any part thereof; and (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to Tenant's property for the full insurable value thereof, protecting Landlord, any mortgagee of Landlord, and Tenant as insureds as their respective interests may appear. Additional insureds to be listed on the policies are J. Robert Hillier, Hillier Properties, L.L.C.

5.2 Tenant will secure and maintain in effect worker's compensation insurance covering all of the employees of the Tenant.

5.3 The insurance required by paragraphs 5.1 and 5.2 is to be written in form and substance satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New Jersey, which shall be reasonably satisfactory to Landlord. Tenant shall procure, maintain, and place such insurance and pay all premiums and charges therefor, and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain, and place such insurance or make such payments, and in such event, Tenant agrees to pay the amount thereof to the Landlord on demand and said sums shall be in each instance collectible as additional rent on the first day of the month following the date of payment by Landlord. Tenant shall cause to be included in all such insurance policies a provision to the effect that the same shall be non-cancelable nor materially changed except upon 20 days prior written notice to Landlord. Before the Tenant may enter into possession hereunder, the original insurance policies or appropriate certificates shall be deposited with Landlord together with evidence of due payment of premiums thereon. Any renewals, replacements, or endorsements thereto shall also be deposited with Landlord to make certain that said insurance shall be in full force and effect during the Term.

5.4 Landlord, after notifying Tenant in writing stating its reasons, shall have the right, at its discretion, to reasonably increase, alter, modify, amend, add to, or replace the insurance requirements for Tenant set forth in this Lease, provided that Landlord shall only have the right to request additional insurance if such insurance is required by landlords of comparable buildings in the area of the Building.

5.5 Landlord shall not be liable to Tenant for any loss or damage to any trade fixture or tangible personal property caused by the negligence or other fault of Landlord or of its respective agents, employees, licensees, or assignees. This release shall apply to the extent loss or damage to any trade fixture or tangible property is covered by insurance, regardless of whether such insurance is payable to or protects Landlord or Tenant, or both. Nothing herein shall be construed to impose any other or greater liability upon Landlord than would have existed in the absence of this provision. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies. Such clauses shall be obtained by the parties whenever possible. The release in favor of Landlord contained herein is in addition to and not in substitution for or in diminution of the hold harmless and indemnification provisions hereof.

6.     DEFAULT PROVISIONS

6.1 Any other provisions in this Lease notwithstanding, if (i) Tenant fails to pay any rent or other sum of money due hereunder within five (5) business days of its due date; or (ii) even if rent is current, Tenant either fails to initially use and occupy the Leased Premises for a period of 45 days or subsequently vacates the Leased Premises for a period of 45 days; or (iii) Tenant fails to observe or perform any of the other Tenant covenants or agreements herein contained, other than a default involving the payment of money, and such failure continues after written notice for more than thirty (30) days and such additional time, if any, as is reasonably necessary to cure such failure, provided that Tenant has diligently commenced to cure and is continuing to prosecute said cure to completion; or
(iv) Tenant is in default under subparagraph 6.3; or (v) Tenant makes any assignment for the benefit of creditors; or (vi) Tenant commits an act of bankruptcy (and does not cure same within thirty (30) days after committing such act of bankruptcy) or files a petition or commences any proceeding under any bankruptcy or insolvency law; or (vii) a petition is filed or any proceeding is commenced against Tenant under any bankruptcy or insolvency law and such petition or proceeding is not dismissed within sixty (60) days; or (viii) Tenant is adjudicated a bankrupt; or (ix) Tenant by any act indicates its consent to, approval of or acquiescence in, or a court approves, a petition filed or proceeding commenced against Tenant under any bankruptcy or insolvency law; or (x) a receiver or other official is appointed for Tenant or for a substantial part of Tenant's assets or for Tenant's interest in this Lease; or (xi) any attachment or execution against a substantial part of Tenant's assets or of Tenant's interests in this Lease remains unstayed or undismissed for a period of more than twenty (20) days; or (xii) a substantial part of Tenant's assets or of Tenant's interest in this Lease is taken by legal process in any action against Tenant; and Landlord may, if the Landlord so elects, at any time thereafter, terminate this Lease and the tenancy created hereby, by giving ten (10) days written notice of such election to Tenant and/or Landlord may reenter the Leased Premises, by summary proceedings or otherwise, and may remove Tenant and all other persons and property from the Leased Premises, and may store such property from the Leased Premises, and may store such property in a public warehouse or elsewhere (at the cost of or the account of Tenant) with or without resort to legal process and without Landlord being deemed guilty of trespass or conversion or becoming liable for any loss or damage occasioned thereby or otherwise being liable to prosecution therefor.

6.2 In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the termination of this Lease by Landlord or by reason of the re-entry of the Landlord under the terms and covenants contained in this Lease or by reason of the summary dispossess or ejectment of the Tenant by summary proceedings, or otherwise, or after the abandonment of the Leased Premises by the Tenant, the Tenant shall remain liable and shall pay in monthly payments the base monthly rent and additional rent which accrues subsequent to the cessation or termination of the relationship of Landlord-Tenant, and the Tenant shall pay as damages for the breach of the covenants contained in this Lease the difference between the base monthly rent and additional rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired
Term, such difference or deficiency between the base monthly rent and the additional rent reserved and the rent collected, if any, shall become due and payable in monthly payments during the remainder of the unexpired Term, as the amounts of such difference or deficiency shall from time to time be ascertained. In the event the Landlord relets the Leased Premises during any such unexpired period of the Tenant's lease, for rent in excess of that due under the within Lease, Landlord need not credit such excess rent against any unpaid base monthly rent or additional rent owed by the Tenant. In addition, Tenant shall indemnify Landlord during the remaining period before this Lease would otherwise expire against all loss or damage suffered by reason of such default, cessation or termination, including but not limited to, all costs for salaries, fees, commissions, and expenses of reletting as well as all reasonable attorney's and other professional fees, expenses and costs incurred by Landlord in pursuit of its remedies hereunder.

6.3 Landlord shall have all rights and remedies now or hereafter existing at law with respect to the enforcement of Tenant's obligations hereunder and the recovery of the Leased Premises, including without limitation, those set forth in N.J.S.A.2A:18-53, as amended, and all amendments, modifications, and substitutions thereof hereafter enacted. No right or remedy herein conferred upon or reserved to Landlord shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law. Landlord shall be entitled to injunctive relief in case of the violation, or attempted violation, of any covenant, agreement, condition, or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition, or provision of this Lease.

6.4 Nothing herein contained shall limit or prejudice the right of Landlord by reason of such default to exercise any or all rights or remedies available to Landlord by reason of such default or to prove and obtain in proceedings under any bankruptcy or insolvency laws, an amount equal to the maximum allowed by any law in effect at the time when, and governing the proceedings in which, the damages are to be proven, whether or not the amount be greater, equal to, or less than the amount of the loss of damage referred to above.

7.     ASSIGNING AND UNDERLETTING

7.1 Tenant shall not assign this Lease, in whole in part, nor sublet all or any part of the Leased Premises, nor license concessions or lease departments therein, without first obtaining the written consent of Landlord which consent shall not unreasonably be withheld or delayed. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure, or an assignment, subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or other proceedings. Consent by Landlord to any assignment or subletting shall not constitute a waiver of any obligation of the Tenant to Landlord (it being understood that Tenant shall remain liable notwithstanding any assignment or subletting) nor shall consent by the Landlord constitute a waiver of the requirement for such consent to any subsequent assignment or subletting.

7.2 Notwithstanding subparagraph 7.1 above, if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101, et seq. (the " Bankruptcy Code" ), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord and shall be and remain the exclusive property of Landlord or of the estate of Landlord within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

7.3 If at any time after the execution of this Lease any part or all of the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency, or other proceedings) so as to result in a change in the present control of said corporation by the person or persons now owning a majority (>50%) of said corporate shares, Tenant shall give Landlord notice of such event within fifteen (15) days from the date or such transfer. Notwithstanding the other provisions of this paragraph 7.3 the Landlord shall not have the right to terminate this Lease under the provisions of the prior sentence if at the time Landlord is notified of the change in the corporate control, the Tenant is current in its payment of all sums due the Landlord, the security deposit is intact, and no other notices of default given by the Landlord remain uncured. If the foregoing sentence is not satisfied and whether or not Tenant has given such notice, Landlord may elect to terminate this Lease, within fifteen (15) days after the date of the notice, by giving Tenant notice of such election, in which event this Lease and the rights and obligations of the parties hereunder, shall cease as of a date set forth in such notice which date shall not be less than sixty (60) days after the date of such notice. In the event of any such termination, all rent shall be adjusted as of the date of such termination.

7.4 The acceptance by Landlord of the payment of rent following any assignment or other transfer prohibited by this paragraph shall not be deemed to be a consent by Landlord to any such assignment or other transfer nor shall the same be deemed to be a waiver of any rights or remedy of Landlord hereunder.

7.5 In the event that Landlord consents to a subletting of the Leased Premises, or any assignment of this Lease by Tenant, Landlord shall be entitled to recapture and receive payment from Tenant of any profit realized by Tenant from assignment of the Lease or subletting of the Leased Premises at a rent greater than the rent reserved hereunder. Tenant shall pay any such profit to Landlord promptly upon its receipt by Tenant, whether it is received in monthly or other periodic payments or in a lump sum. For purposes of this subparagraph, " profit" shall refer to the difference between: (i) all payments made by a subtenant or assignee to Tenant as rent or otherwise under or in connection with said assignment or sublease; and
(ii) the costs and expenses paid by Tenant in connection with said assignment or sublease including the base monthly rent and additional rent payable hereunder with respect to the assigned or sublet space and the reasonable brokerage, legal, and alteration expenses, if any, incurred in connection with said assignment or sublease, calculated as if amortized over the Lease Term. Promptly after the commencement of any such assignment or sublease, Tenant shall deliver to Landlord a statement of the expenses incurred in connection with the assignment or subletting and payments of the profit in connection therewith shall be made monthly as additional rent hereunder.

8.     CONDITION OF PREMISES AND REPAIRS

8.1 Subject to the provisions of paragraph 8.1.1, Tenant accepts the Leased Premises in its present condition and without any representations on the part of the Landlord or its agents as to the present or future condition of the premises. The Landlord makes no warranties, express or implied, relating to the conditions in or about the Leased Premises.

8.l.1     Landlord will provide the space together with changes to which the parties have agreed and as shown on the floor plan, which is attached hereto as Exhibits B.

          a. As to the 1,828 square foot area (Unit 103), the Landlord will clean the carpets and paint the walls. At such time, either before or after commencement of this Lease Agreement as Tenant determines in its sole discretion, Landlord shall at Tenant's sole cost and expense perform the work shown on Exhibit B attached hereto within the later of (1) thirty (30) days after receiving written notice from Tenant requesting the work or (2) thirty (30) days after a building permit is issued for the work, if one is required. Landlord's failure to complete the work within the aforesaid time period shall not be a default, as long as the work shall be completed within fifty (50) days after (1) or (2) above, as applicable.

          b. As to the 9,228 square foot area, the four offices on the front right will be expanded to create approximately three more feet of depth. The Boardroom designs are shown in the plan. The offices adjacent to the Boardroom will be removed as per the plan. The balance of the space and carpet will remain.

          c. All systems in both spaces will be provided in good working order.

          d.     The lobby will be repainted.

          e. Landlord represents that performance of any work referred to in this Paragraph 8.1.1 does not require the consent from any other party, including that of the Condominium Board of Trustees.

8.2 Tenant shall take good care of the Leased Premises, fixtures, and appurtenances and suffer no waste or injury; make all minor repairs (which shall be defined as costing less than $500.00 and which are not included as Landlord repairs as set forth in Paragraph 8.3 of this Lease Agreement) to the Leased Premises, keeping the premises generally in good repair, order, and condition and, at the end of the term, surrender the same to Landlord broom clean. The Tenants agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises caused by the act, neglect, or default of the Tenant or its agents.

8.3 Landlord will deliver the premises to Tenant with the HVAC in good working condition. Landlord shall make all structural repairs and all major repairs and replacements to the electrical, windows, plumbing and HVAC system (except as provided below) when repairs and replacements become necessary due to conditions not caused by the acts, omissions, or negligence of Tenant, in order to keep the premises in good repair and in tenantable condition, including repairs to pipes and conduits running through the Leased Premises which serve other parts of the building. Landlord shall be responsible for making structural repairs to the exterior of the building, including the roof.

8.4 In the case of the intentional destruction or any intentional damage of any kind whatsoever to the Leased Premises caused by the Tenant, or Tenant's agents, employees, or client/customers, Tenant shall repair the damage, or replace or restore any destroyed or damaged parts of the Leased Premises, as speedily as possible, at Tenant's own cost and expense.

9.     COMPLIANCE WITH LAW

     Tenant shall promptly execute and comply with all statutes, ordinances, land use and building codes, rules, orders, regulations and requirements of the Federal, State and Municipal Government and of any and all of their Departments and Bureaus applicable to the Leased Premises, for the correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders, and regulations of the Board of Health, the Board of Fire Underwriters, the Zoning Board of Adjustment, or any other similar body.

10.     LIABILITY CLAUSE

10.1 The Landlord, or its agents, shall not be liable for any injury, loss, claims or damage to any person or property occurring in or about the Leased Premises unless arising out of or in connection with any act, neglect, or default of Landlord, its agents, invitees, employees, contractors, and licensees. Tenant shall save Landlord harmless and indemnify it from any injury, loss, claim or damage, to any person or property anywhere occasioned by any act, neglect or default of Tenant.

10.2 Landlord, or its agents, shall not be liable for any injury or damage to persons or property occurring by reason of any existing or future condition or latent defect in the Leased Premises unless arising out of or in connection with any act, neglect, or default of Landlord, its agents, invitees, employees, contractors, and licensees, including, but not limited to, injury or damage resulting from falling plaster, steam, gas, electricity, water, rain or snow, which may leak from any part of the building or from pipes, appliances or plumbing work of the same, or from any other place, or by dampness or any other cause of whatsoever nature, nor shall Landlord, or its agents, be liable for any such damage caused by other Tenants or persons in the building, or for interference with the light or other incorporeal hereditaments, or caused by operations in construction of any public or quasi-public work.

10.3 Notwithstanding anything to the contrary provided in this lease, it is expressly understood and agreed that there shall be no personal liability whatsoever on the part of the Landlord or any successor in interest of Landlord (or on the part of the officers, directors, and shareholders of any corporation, of the members of any limited liability company, firm, partnership, or joint venture which may be the Landlord, or of any successor in interest of the Landlord at any time or from time to time) with respect to any of the terms, covenants, conditions, and provisions of this lease, and Tenant shall look solely to the equity of Landlord or such successor in interest in the fee estate of Landlord in the Building or to a right of set-off hereby granted for the satisfaction of each and every remedy of Tenant in the event of any breach of Landlord or by any such successor in interest of any of the terms, covenants, conditions, and provisions of this Lease to be performed by Landlord, such exculpation of corporate and/or personal liability to be absolute and without any exception whatsoever.

11.     ALTERATIONS AND IMPROVEMENTS

11.1 Tenant shall make no alterations, additions or improvements to the Leased Premises without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All alterations, additions, and improvements shall belong to the Landlord, provided, however, the Tenant shall have the right to remove from said premises the trade fixtures installed by the Tenant provided that the same are removed prior to the expiration of the within Lease. Tenant shall be responsible for repairing any damage caused by the removal of installed trade fixtures.

11.2 If any mechanics' or other liens shall be created or filed against the premises by reason of labor performed or materials furnished for Tenant, Tenant shall, within thirty (30) days thereafter, at Tenant's own cost and expense, cause such lien(s) to be satisfied and discharged of record, together with any Notices of Intention that may have been filed. Failure to do so shall entitle Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

12.     DAMAGE TO THE PREMISES

     If the Leased Premises shall be partially damaged or rendered untenantable by fire or other causes, without being due to the fault or neglect of Tenant, Tenant's servants, employees, agents or licensees, the Leased Premises so damaged or rendered untenantable shall be repaired promptly and within a reasonable time, by and at the expense of Landlord and the rent from the time of such damage or untenantability until such repairs shall be completed shall be apportioned according to the part of the Leased Premises which is reasonably useable by Tenant; in such event, any rent paid in advance shall be apportioned and refunded. If such partial damage or untenantability is due to the fault or negligence of Tenant, Tenant's servants, employees, agents or licensees, the damaged premises shall be repaired promptly and within a reasonable time by Landlord, but there shall be no apportionment or abatement of rent. In the event of the Leased Premises being so badly damaged that they cannot be repaired within ninety days, then Landlord shall so notify Tenant within 15 days after the damage and the term hereby created shall, at the option of the Landlord or the Tenant, cease and the Tenant shall surrender the Leased Premises and all of the Tenant's interest therein to the Landlord and shall be liable for rent only to the time of the surrender, and the Landlord may re-enter and repossess the Leased Premises.

13.     INSPECTION OF PREMISES; KEYS

     Landlord and its agents shall have the right to inspect the Leased Premises at reasonable hours after twenty-four (24) hour advance notice for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. The aforesaid provision shall not be deemed to be a covenant by Landlord nor be construed to create an obligation on the part of Landlord to make such inspection or repairs. Landlord shall retain a passkey to the premises, including keys to any individual room locks, and the Tenant may only change the locks with the prior consent of the Landlord and the delivery of a duplicate key to the Landlord.

14.     SHOWING PREMISES

     The Landlord and its agents may during the last six months of the Lease show the premises to persons wishing to lease or at any time to persons wishing to purchase the same upon advance notice of twenty-four (24) hours to Tenant.

15.     LANDLORD IMPROVEMENTS

     The Leased premises are leased as is with no obligation of the Landlord to perform any landlord work except as provided in paragraph 8.1.1.

16.     CONDEMNATION

     If the whole or any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasipublic use, and if the condemnation adversely affects the Tenant's use of the premises, then in that event the term of this Lease shall cease and terminate from the date of title vested in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said Lease. No part of any condemnation award shall belong to Tenant. Notwithstanding anything contained in this Section 16 to the contrary, Tenant shall be entitled to a separate award for its moving expenses incurred as a result of any condemnation proceeding.

17.     SIDEWALKS, HALLS, AND STAIRS

     Tenant shall not obstruct the walkways or entrance hall in front of the entrance to the Leased Premises, nor allow any internal halls or stairways to be obstructed or encumbered in any manner.

18.     REMOVAL OF PROPERTY ON TERMINATION

     If Tenant, upon the expiration or termination of this Lease for any reason, moves out of the premises and fails to remove any equipment or trade fixtures or other property within ten (10) days after said removal, said equipment, trade fixtures, and property shall be deemed abandoned by Tenant and shall become the property of Landlord, but Tenant shall be responsible for the cost of removing any abandoned property and of repairing any damage caused by the removal of any trade fixtures which Landlord determines should be removed.

19.     SIGNS

     Tenant at Tenant's expense shall have the right to place its name on:

     a) All the existing 18" high x 94" long (11.75 sf) double-sided sign plate which is currently blank, located at the front of the property, and visible from Alexander Road; and

     b)     On the glass door which gives access to the Tenant space.

The design of this signage shall be subject to the approval of the Landlord, and in accordance with Township regulations. The Landlord at Landlord's expense shall put the Tenant's name and location on the existing Tenant directory in the Building lobby.

20.     MORTGAGE SUBORDINATION

     The Tenant agrees that this Lease shall be subject and subordinate at all times to the lien of any mortgage or mortgages given or to be given by a recognized lending institution now on record or to be hereafter placed on the premises without the necessity of any further instrument or act on the part of the Tenant to effectuate such subordination, and the Tenant hereby covenants and agrees to execute and deliver upon demand such instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee, and, to further effectuate this covenant, the Tenant hereby appoints and constitutes the said Landlord the Tenant's attorney-in-fact irrevocably to execute and deliver any such instrument or instruments for and in the name of the Tenant. If any such instrument is presented to Landlord, Tenant shall have the right to review same prior to providing its consent. In addition, in the event of any future mortgage placed upon the property by Landlord during the term of this Lease, Landlord shall obtain a non-disturbance agreement from such future mortgagee, so that as long as Tenant is paying the rent and otherwise performing the terms and conditions of the Lease, Tenant shall be entitled to continue in possession of the Leased Premises for the term of the Lease and any renewal thereof.

21.     INTEREST ON LATE PAYMENTS

     If any payment of basic rent or any additional rent which becomes due and payable under this Lease shall remain unpaid for a period in excess of six (6) business days after it becomes due, then the Tenant shall be required to pay interest equal to three (3%) percent per annum above the Prime Rate published by the Wall Street Journal, as it may vary from time to time, with a minimum late charge of $25.

22.     COLLECTION OF DELINQUENT RENT

     In the event that it shall become necessary for Landlord to engage the services of an attorney or collection agency to collect delinquent rent from Tenant, Tenant agrees to pay the reasonable attorney's fee, or reasonable collection agency fee, together with all court costs and disbursements. Tenant also agrees to pay, as additional rent, all reasonable attorney's fees and other expenses incurred by the Landlord in enforcing any of the other obligations under this Lease.

23.     NOTICES

     All notices required under this Lease shall be in writing and those notices from Landlord to Tenant shall be personally given or sent by ordinary mail to Tenant at the Leased Premises, and those notices required to be given by Tenant to Landlord at 190 Witherspoon Street, Princeton, New Jersey 08540, or such other place as the Landlord or the Tenant may in writing designate.

24.     SECURITY DEPOSIT

     Upon the signing of this Lease by the Tenant, the Tenant shall deposit with the Landlord the sum of $33,168 by certified check as security for the performance by the Tenant of all the terms and conditions to be performed by the Tenant which sum shall be applied or, if not used, returned to the Tenant at the expiration of the lease term. If any portion of the security deposit is applied during the Lease term, the Tenant shall replenish the security deposit so that it equals the amount of the required security deposit as of the month prior to the application of any portion of the security deposit. The security deposit shall not be used by the Tenant for the payment of rent. In the event of the sale of the premises subject to this agreement, the Landlord shall have the right to transfer the security to the grantee for the benefit of the Tenant, and upon such transfer, the Landlord shall be considered released by the Tenant from all liability for the return of said security.

25.     TENANT'S CERTIFICATE

     At the request of the Landlord, the Tenant shall sign a certificate stating that (a) this Lease has not been amended and is in effect, (b) the Landlord has fully performed all of the Landlord's agreements in this Lease,
(c) the Tenant has no right to the leased space except as stated in this Lease, (d) the Tenant has paid all rent to date, and (e) the Tenant has not paid rent for more than one month in advance. The Tenant's certificate shall also list all the property attached to the leased space owned by the Tenant.

26.     HOLDING OVER BY TENANT

     If the Tenant shall remain in the Leased Premises after expiration of the term of this Lease without having executed a new or renewal Lease, such holding over shall not constitute a renewal or extension of this Lease and the Landlord shall, at its option, be entitled to all remedies provided by law against a Tenant holding over or may elect to treat the holding over as a tenancy from month to month subject to all terms and conditions of this Lease, except as to duration, but this shall not preclude the Landlord from increasing the monthly rental amount during the holdover period, which increase of rent may be 150% of the rent paid the last month of the expired lease term. Notwithstanding anything contained in this Section 26 to the contrary, if the parties are negotiating in good faith with respect to the rent following the exercise by Tenant of the renewal option set forth in
Section 34 hereof and further if no renewal is consummated and Tenant is still in possession of the premises after expiration of the term, Landlord may increase the first month of the holdover period by only one hundred ten percent (110%) of the base rent.

27.     BANKRUPTCY

27.1 In the event that Tenant becomes the subject debtor in a case pending under the Bankruptcy Code or in any bankruptcy court or division, Landlord's right to terminate this Lease shall be subject to the rights of the Trustee in bankruptcy to assume or assign this Lease. To the extent permitted or allowed by law, the Trustee shall not have the right to assume or assign this Lease until the Trustee: (i) promptly cures all defaults under this Lease; (ii) promptly compensates Landlord for monetary damages incurred as a result of such default; and (iii) provides " adequate assurance of future performance" which shall mean (in addition to any other statutory requirements) that all of the following have been satisfied:
(i) in addition to Rent payable under the Lease the Trustee shall establish with Landlord a Security Deposit equal to three (3) months base monthly rent; (ii) maintain said Security Deposit in said amount whenever it is drawn upon by Landlord; (iii) Trustee must agree that Tenant's business shall be conducted in a first-class manner; (iv) the use of the Leased Premises cannot change. If all the foregoing are not satisfied, Tenant shall be deemed not to have provided Landlord with adequate assurance of future performance of this Lease.

27.2 In addition, if Tenant becomes the subject debtor under the Bankruptcy Code or in any bankruptcy court or division, any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C., Section 101 et seq., shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

28.     QUIET POSSESSION

     The Landlord covenants that the Tenant on paying the said rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid. The authorization of the permitted use of the Leased Premises for the purposes set forth herein does not constitute a representation or warranty by Landlord that any particular use of the Leased Premises is now or shall continue to be permitted under applicable laws or regulations.

29.     BINDING EFFECT; SEVERABILITY

     The covenants and agreements herein contained are binding on the parties hereto and upon their respective successors, heirs, executors, administrators and assigns. If any of the provisions of this Lease are determined by a court of competent jurisdiction to be illegal or unenforceable, the remaining provisions of this Lease shall continue to be effective.

30.     WAIVERS

     No delay or forbearance by Landlord in exercising any right or remedy hereunder or in undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

31.     WAIVER OF JURY TRIAL

     It is mutually agreed by and between Landlord and Tenant that the respective parties shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said Leased Premises and/or any claim of injury or damage and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for nonpayment of rent, Tenant will not interpose any counterclaim or defense in the nature of setoff, of whatever nature or description in any such proceeding.

32.     CONSTRUCTION OF LEASE

32.1 This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted.

32.2 Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

32.3 The rule of " ejusdem generis" shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

33.     GOVERNING LAW, ETC.

     This Lease shall be governed by, and its terms and provisions shall be construed in accordance with the laws of the State of New Jersey. The provisions of this Lease are subject to the terms of the condominium documents for the Alexander Park Buildings 100 and 200 Condominium. Landlord certifies that this tenancy does not violate any of the applicable rules and regulations as outlined in the condominium documents and bylaws.

34.     FIVE YEAR RENEWAL OPTION.

     Provided that the Tenant is not in default at the time of Tenant's renewal notice, the Tenant is hereby given an option to renew this Lease for
an additional five year term.   The Tenant's option to renew shall be
exercised by the Tenant giving the Landlord written notice of its intention to renew on or before March 1, 2016, except that if this Lease expires later than September 1, 2016, the date for which Tenant may exercise its renewal notice shall be on or before that date which is six (6) months prior to the Lease termination date. The rent shall be at then prevailing market rate as agreed to by the parties but not less than the rent for the final year of the expiring lease term. If the parties in good faith cannot agree on the rent, then the Lease shall not be renewed. If renewed the agreed upon rent shall apply for the first renewal year and thereafter it shall be increased by 2.5% per year. Tenant agrees to accept the Leased Premises in the condition then existing as of the commencement of the renewal term of this Lease, and Landlord shall not be responsible for performing any work on the Leased Premises other than the Landlord's responsibilities as set forth in the Lease. The failure or omission by Tenant to give the notice required under the provisions of this section exercising Tenant's option to renew within the time and in the manner provided shall be deemed, without further notice and without further agreement between the parties, that Tenant elected not to exercise said option.

35.     SUBMISSION OF LEASE TO TENANT

     The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Leased Premises, and shall not confer any rights or impose any obligations upon either party until the execution thereof by Landlord and the delivery of an executed original copy thereof to Tenant or its representatives.

36.     TENANT'S RIGHT OF TERMINATION OF UNIT 103

     Notwithstanding any other provisions contained in this Lease Agreement to the contrary, Tenant shall have the right to terminate without penalty or otherwise being in default of this Lease Agreement its Lease obligation with respect to that portion of the Leased Premises described as 1,828 square feet of rentable space located on the first floor of the Building known as 777 Alexander Park and known as Unit No. 103 (hereafter " Unit 103" ) 100 and 200 Condominium. Tenant may exercise this right only for that period after paying rent for twenty-four (24) months and prior to paying rent for thirty-two (32) months by providing Landlord with six (6) months prior written notice of its Lease termination with respect to Unit 103 and paying to Landlord the sum of $16,909, being the amount equal to six (6) months of the base rent commencing in month 27 of the Lease. In the event of such termination, the Base Rent provided in Section 1.1 with respect to Unit 103 shall be deleted and the Extras and Pass-Through expenses provided in
Section 2 shall be reduced from 36% to 30%.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above mentioned.

WITNESS:                              Dataram Corporation, Tenant


/s/                                   By:  /s/ Mark Maddocks
_______________________________          _________________________________

WITNESS:                              Hillier Properties, L.L.C., Landlord


/s/ Christine Oransky                 By:  /s/ J. Robert Hillier
_______________________________          __________________________________
                                         J. Robert Hillier




     The undersigned, J. ROBERT HILLIER, executes this Lease Agreement in his individual capacity to guaranty the obligations of the Landlord.

                              /s/ J. Robert Hillier
                              ___________________________
                              J. ROBERT HILLIER